SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is October 28, 2019.

MFS® Strategic Income Fund
MFS® Strategic Income Portfolio

Effective immediately, the like paragraph describing MFS' approach to buying and selling investments in the sub-section entitled "Principal Investment Strategies" under the main heading entitled "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability.  MFS may also consider environmental, social and governance (ESG) factors in its fundamental investment analysis.  Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features or the valuation, price and earnings momentum, earnings quality and other factors of the issuer of an equity security may also be considered.
Effective December 2, 2019, the like paragraph describing MFS' approach to buying and selling investments in the sub-section entitled "Principal Investment Strategies" under the main heading entitled "Investment Objective, Strategies, and Risks" will be restated in its entirety as follows:
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of the issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate the structure of the debt instrument and its features may also be considered. In structuring the fund, MFS also considers top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors.

Effective immediately, the following is added as the second paragraph of "Debt Market Risk" under the sub-section entitled "Principal Risks" under the main heading entitled "Investment Objective, Strategies, and Risks":
Certain of the fund's investments may be based on reference interest rates, such as the London Interbank Offered Rate ("LIBOR").  The regulatory authority that oversees financial services firms in the United Kingdom has announced plans to transition away from LIBOR by the end of 2021.  There remains uncertainty regarding the future utilization of LIBOR as a reference rate and the nature of any replacement rate.  The potential effects of the transition from LIBOR on the fund, or on certain instruments in which the fund invests, are not known.  The transition from LIBOR may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR to determine interest rates.  Any such effects could have an adverse impact on the fund's performance.

1040252          1    MULTI-SUP-VII-102819